                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1995 95-6 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1995 to October 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                   Phyllis A. Knight
                                   Assistant Vice President and
                                    Assistant Controller

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.40%, 6.65%, 7.00%,
                                  7.25%, 7.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1995
                                      CUSIP #'S 393505-HM-7,HN5,HP0,HQ8,HR6,HS4
                                      TRUST ACCOUNT #3334348-0
                                      REMITTANCE DATE:  11/15/95

                                                   Total $           Per $1,000
                                                   Amount             Original
                                                 ----------         -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                            5,022,198.15

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                              0.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate
              (6.15%, unless Weighted Average
              Contract Rate is below 6.15%)           6.15%
         b. Class A-1 Interest                   219,055.71          4.56366063
         c. Class A-2 Remittance Rate
              (6.40%, unless Weighted Average
              Contract Rate is below 6.40%)           6.40%
         d. Class A-2 Interest                   341,333.33          5.33333328
         e. Class A-3 Remittance Rate
              (6.65%, unless Weighted Average
              Contract Rate is below 6.65%)           6.65%
         f. Class A-3 Interest                   221,666.67          5.54166675
         g. Class A-4 Remittance Rate
              (7.00%, unless Weighted Average
              Contract Rate is below 7.00%)           7.00%
         h. Class A-4 Interest                   262,500.00          5.83333333
         i. Class A-5 Remittance Rate
              (7.25%, unless Weighted Average
              Contract Rate is below 7.25%)           7.25%
         j. Class A-5 Interest                   364,010.42          6.04166672
         k. Class A-6 Remittance Rate
              (7.60%, unless Weighted Average
              Contract Rate is below 7.60%)           7.60%
         l. Class A-6 Interest                   456,000.00          6.33333333

    (3)  Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                  .00                  .00

                       GREEN TREE FINANCIAL CORPORATION
        MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.40%,
                          6.65%, 7.00%, 7.25%, 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                                       CUSIP#'S  393505-HM-7,HN5,HP0,HQ8,HR6,HS4
                                       TRUST ACCOUNT #3334348-0
                                       REMITTANCE DATE:  11/15/95

     (4)   Remaining:
           a. Unpaid Class A Interest
              Shortfall                                          .00             .00
B.   Principal
     (5)   Formula Principal Distribution
           Amount                                       1,752,556.95             N/A
           a. Scheduled Principal                         568,066.56             N/A
           b. Principal Prepayments                     1,184,490.39             N/A
           c. Liquidated Contracts                               .00             N/A
           d. Repurchases                                        .00             N/A

     (6)   Pool Scheduled Principal
           Balance                                    389,684,739.97    982.32903118
    (6a)   Pool Factor                                     .98232903

     (7)   Unpaid Class A Principal Shortfall
           (if any) following prior Remittance
           date                                                  .00

     (8)   Class A Percentage for such Remittance
           Date (Until Class B Cross-Over Date,
           and on each Remittance Date thereafter
           unless each Class B Principal
           Distribution Test is satisfied, equals
           Class A Principal Balance, divided by
           Pool Scheduled Principal Balance)                  90.37%

     (9)   Class A Percentage for the following
           Remittance Date                                    90.33%

    (10)   Class A Principal Distribution:
           a. Class A-1                                 1,752,556.95     36.51160313
           b. Class A-2                                          .00             .00
           c. Class A-3                                          .00             .00
           d. Class A-4                                          .00             .00
           e. Class A-5                                          .00             .00
           f. Class A-6                                          .00             .00

    (11)   Class A-1 Principal Balance                 40,990,019.97    853.95874938
   (11a)   Class A-1 Pool Factor                           .85395875

    (12)   Class A-2 Principal Balance                 64,000,000.00    1000.0000000
   (12a)   Class A-2 Pool Factor                          1.00000000

    (13)   Class A-3 Principal Balance                 40,000,000.00    1000.0000000
   (13a)   Class A-3 Pool Factor                          1.00000000

    (14)   Class A-4 Principal Balance                 45,000,000.00    1000.0000000
   (14a)   Class A-4 Pool Factor                          1.00000000



                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.40%, 6.65%, 7.00%,
                                  7.25%, 7.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                           CUSIP#'S  393505-HM-7,HN5,HP0,HQ8,HR6,HS4
                           TRUST ACCOUNT #3334348-0
                           REMITTANCE DATE:  11/15/95


    (15)    Class A-5 Principal Balance    60,250,000.00    1000.0000000
   (15a)    Class A-5 Pool Factor             1.00000000

    (16)    Class A-6 Principal Balance    72,000,000.00    1000.0000000
   (16a)    Class A-6 Pool Factor             1.00000000

    (17)    Unpaid Class A Principal Shortfall
            (if any) following current Remittance
            Date                                     .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

    (18)    31-59 days                      1,752,880.98              55

    (19)    60 days or more                   313,667.69              11

    (20)    Current Month Repossessions       192,910.75               6

    (21)    Repossession Inventory            212,531.90               7

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in July 1999)

    (22)    Average Sixty-Day Delinquency Ratio Test

            (a) Sixty-Day Delinquency Ratio for current
                Remittance Date                                      .08%

            (b) Average Sixty-Day Delinquency Ratio
                (arithmetic average of ratios for
                this month and two preceding months;
                may not exceed 3.5%)                                 .03%

    (23)    Average Thirty-Day Delinquency Ratio Test

            (a) Thirty-Day Delinquency Ratio for current
                Remittance Date                                      .45%

            (b) Average Thirty-Day Delinquency Ratio
                (arithmetic average of ratios for
                this month and two preceding months;
                may not exceed 5.5%)                                 .25%

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.40%, 6.65%,
                              7.00%, 7.25%, 7.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1995

                       CUSIP#'S  393505-HM-7,HN5,HP0,HQ8,HR6,HS4
                       TRUST ACCOUNT #3334348-0
                       REMITTANCE DATE:  11/15/95

    (24)  Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for the current
              Remittance Date (as a percentage of Cut-off
              Date Pool Principal Balance; may not exceed
              5.5% from September 1, 1999 to August 31,
              2000, 6.5% from September 1, 2000 to August
              31, 2001, 8.5% from September 1, 2001 to
              August 31, 2002 and 9.5% thereafter)                           0%

    (25)  Current Realized Losses Test

          (a) Current Realized Losses for current Remittance
              Date                                                           0

          (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided
              by arithmetic average of Pool Scheduled Principal
              Balances for third preceding Remittance and for
              current Remittance Date; may not exceed 2.25%)                 0%

    (26)  Class B Principal Balance Test

          (a) Class B Principal Balance (before any distributions
              on current Remittance Date) divided by pool Scheduled
              Principal Balance for prior Remittance date (must
              equal or exceed 14.5%) and the Class B Principal Balance
              as of such Remittance Date is greater than or equal
              to $7,933,894.00                                            9.63%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT               CUSIP#'S 393505-HT2
                                 October, 1995          TRUST ACCOUNT #3334348-0
                                     Page 5           REMITTANCE DATE:  11/15/95


                                                     Total  $       Per $1,000
                                                      Amount         Original
                                                   ------------     -----------
CLASS M1 CERTIFICATES
---------------------
 (27)  Amount available (including Monthly
        Servicing Fee)                             1,405,075.08

 A.    Interest
 (28)  Aggregate interest
       a.   Class M-1 Remittance Rate (8.10%,
             unless Weighted Average Contract
             Rate is below 8.10%)                          8.10%
       b.   Class M-1 Interest                       200,812.00      6.75000000

 (29)  Amount applied to Class M-1 Interest
        Deficiency Amount                                   .00               0

 (30)  Remaining unpaid Class M-1 Interest
        Deficiency Amount                                   .00               0

 (31)  Amount Applied to:
       a.   Unpaid Class M-1 Interest Shortfall             .00               0

 (32)  Remaining:
       a.   Unpaid Class M-1 Interest Shortfall             .00               0

 B.    Principal
 (33)  Formula Principal Distribution Amount
       a.   Scheduled Principal                             .00             N/A
       b.   Principal Prepayments                           .00             N/A
       c.   Liquidated Contracts                            .00             N/A
       d.   Repurchases                                     .00             N/A

 (34)  Class M-1 Principal Balance                29,750,000.00   1000.00000000
(34a)  Class M-1 Pool Factor                         1.00000000

 (35)  Class M-1 Percentage after prior
        Remittance Date                                     .00%

 (36)  Class M-1 Percentage for such Remittance
        Date                                                .00%

 (37)  Class M-1 Percentage for the following
        Remittance Date                                     .00%

 (38)  Class M-1 Principal Distribution:
       a.   Class M-1                                       .00      0.00000000
       b.   Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance
             Date                                           .00

 (39)  Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance
        Date                                                .00



                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1995

                                      CUSIP#'S 393505-HU9, HV7
                                      REMITTANCE DATE:  11/15/95




                                               Total $               Per $1,000
                                               Amount                 Original
                                             -------------          -----------

Class B1 Certificates
-----------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly Servicing Fee)                 1,204,262.58

  (2)  Class B-1 Remittance Rate (7.70% unless
       Weighted Average Contract Rate is
       below 7.70%)                                   7.70%

  (3)  Aggregate Class B1 Interest              127,370.83           6.41666650

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                           .00                  .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                              .00                  .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                               .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                               .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date        .00

  (9)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)           .00

 (9a)  Class B Percentage for the following
       Remittance Date                                 .00

 (10)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)          .00

(11a)  Class B1 Principal Shortfall                    .00

(11b)  Unpaid Class B1 Principal Shortfall             .00

 (12)  Class B Principal Balance             37,694,720.00

 (13)  Class B1 Principal Balance            19,850,000.00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1995
                                     Page 2

                                          CUSIP#'S  393505-HU9, HV7
                                          REMITTANCE DATE:  11/15/95

                                                  Total $           Per $1,000
                                                   Amount            Original
                                               -------------        -----------
Class B2 and C Certificates
--------------------------
(12)   Remaining Amount Available               1,076,891.75

(13)   Class B-2 Remittance Rate (8.00%
       unless Weighted Average Contract
       Rate is less than 8.00%)                         8.00%

(14)   Aggregate Class B2 Interest                118,964.80         6.66666667

(15)   Amount applied to Unpaid Class
       B2 Interest Shortfall                             .00                .00

(16)   Remaining Unpaid Class B2
       Interest Shortfall                                .00                .00

(17)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date          .00

(18)   Class B2 Principal Liquidation Loss Amount        .00

(19)   Class B2 Principal (zero until Class B1
       paid down; thereafter, Class B Percentage
       of Formula Principal Distribution Amount)         .00

(20)   Guarantee Payment                                 .00

(21)   Class B2 Principal Balance              17,844,720.00

(22)   Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive
       at Amount Available if the Company is
       not the Servicer; deducted from funds
       remaining after payment of Class A
       Distribution Amount, Class M-1 Distribution
       Amount, Class B-1 Distribution Amount and
       Class B-2 Distribution Amount; if the
       Company is the Servicer)                   163,098.87

(23)   3% Guarantee Fee                           794,828.08

(24)   Class C Residual Payment                          .00

(25)   Class M-1 Interest Deficiency on such
       Remittance Date                                   .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                                    Page 3


                                         CUSIP#'S   393505-HU9, HV7
                                         REMITTANCE DATE:  11/15/95



                                                   Total $       Per $1,000
                                                   Amount         Original
                                                 ----------      ----------
(26)   Class B-1 Interest Deficiency on such
       Remittance Date                                  .00

(27)   Repossessed Contracts                     192,910.75

(28)   Repossessed Contracts Remaining
       in Inventory                              212,531.90

(29)   Weighted Average Contract Rate              10.26686